DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION	DECOMMISSIONING PROVISION
The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission Pembina's pipeline systems, gas processing and fractionation plants, storage and terminalling hubs, including estimated environmental reclamation and remediation costs.
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows ranging from one to 68 years, with the majority estimated at 50 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows. Pembina applied credit-adjusted risk-free rates of 5.0 percent to 5.8 percent (2022: 5.7 percent to 6.4 percent) and an inflation rate of 2.3 percent (2022: 2.1 percent).

($ millions)	2023	2022
Balance at January 1	261	412
Unwinding of discount rate	16	15
Change in rates	65	(158)
Disposition	—	(20)
Additions	4	1
Change in cost estimates and other	(4)	11
Total	342	261
Current portion of provision(1)	6	2
Balance at December 31	336	259
(1)    Included in trade payables and other on the Consolidated Statement of Financial Position.
As at December 31, 2023, Pembina had $14 million (2022: $13 million) related to long-term restricted cash included in other assets which is subject to contractual restrictions in connection with use in future Jet Fuel Pipeline abandonment activities.